UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

116 Charlotte Avenue, Hicksville, NY 11801

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 14, 2017, Long Island Iced Tea Corp. (the “Company”) commenced an offering (the “Offering”) of up to 256,848 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with Alexander Capital, L.P. (the “Placement Agent”) acting as the placement agent, on a “best efforts” basis. Of such Shares, up to 231,850 were offered to the public at a public offering price of $5.00 per share and up to 24,998 were offered to the Company’s officers and directors at $5.60 per share, the closing bid price of the Common Stock on June 14, 2017. On the same date, the Company entered into subscription agreements (the “Subscription Agreements”) with the investors for the purchase and sale of all the Shares being offered in the Offering.

The Company agreed to pay the Placement Agent fees totaling 8.0% of the aggregate gross proceeds from the sale of the Shares to investors introduced to the Company by the Placement Agent, for an aggregate of $30,660 based on 76,650 Shares sold to such investors. In addition, the Company agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that the Placement Agent may be required to make for these liabilities.

The Company anticipates that the Offering will close on June 20, 2017. After deducting fees and expenses payable by the Company in connection with the Offering, including the fees payable to the Placement Agent, the net proceeds to the Company are expected to be approximately $1,258,590.

The Offering was made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-213874), which was filed with the Securities and Exchange Commission (“SEC”) on September 30, 2016 and declared effective by the SEC on October 14, 2016, and is described in more detail in a prospectus supplement dated June 14, 2017 and accompanying base prospectus dated October 14, 2016 to be filed with the SEC.

A form of the Subscription Agreement is attached hereto as Exhibit 1.1, and is incorporated herein by reference. A copy of the opinion of Graubard Miller relating to the legality of the issuance and sale of the securities in the Offering is attached hereto as Exhibit 5.1. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 8.01. Other Events.

On June 15, 2017, the Company issued a press release announcing that it had signed the Subscription Agreements. The press release is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description

1.1	Form of Subscription Agreement.

5.1	Opinion of Graubard Miller.

23.1	Consent of Graubard Miller (included as part of Exhibit 5.1).

99.1	Press release dated June 15, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2017

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer

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